THIS PROSPECTUS contains important information about the Platinum Class of the AMERICAN AADVANTAGE MONEY MARKET MILEAGE FUND(SM) (the "Fund"), an investment portfolio of the American AAdvantage Mileage Funds ("Trust"), an open-end management investment company. THE FUND SEEKS CURRENT INCOME, LIQUIDITY AND THE MAINTENANCE OF A STABLE $1.00 PRICE PER SHARE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE MONEY MARKET MILEAGE PORTFOLIO ("PORTFOLIO") OF THE AMR INVESTMENT SERVICES TRUST ("AMR TRUST") WHICH INVESTS IN HIGH QUALITY, SHORT-TERM OBLIGATIONS. The investment experience of the Fund will correspond directly with the investment experience of the Portfolio. The Fund consists of multiple classes of shares designed to meet the needs of different groups of investors. Platinum Class shares are offered exclusively to customers of certain broker-dealers. Prospective Platinum Class investors should read this Prospectus carefully before making an investment decision and retain it for future reference.

IN ADDITION TO THIS PROSPECTUS, a Statement of Additional Information ("SAI") for the Platinum Class dated March 1, 1998 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The SAI contains more detailed information about the Fund. For a free copy of the SAI, call 1-800-934-4410. For further information on the Fund, refer to the address and phone number on the back cover.

AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO MAINTAIN A STABLE PRICE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           [AMERICAN AADVANTAGE LOGO]

    Under a master-feeder operating structure, the Fund seeks its investment objective by investing all of its investable assets in the Portfolio as described above. The Portfolio's investment objective is identical to that of the Fund. Whenever the phrase "all of the Fund's investable assets" is used, it means that the only investment securities that will be held by the Fund will be the Fund's interest in the Portfolio. AMR Investment Services, Inc. ("Manager") provides investment management and administrative services to the Portfolio and administrative services to the Fund. This master-feeder operating structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. Accordingly, investors should carefully consider this investment approach. See "Investment Objective, Policies and Risks -- Additional Information About the Portfolio." The Fund may withdraw its investment in the Portfolio at any time if the Trust's Board of Trustees ("Board") determines that it would be in the best interest of the Fund and its shareholders to do so. Upon any such withdrawal, the Fund's assets would be invested in accordance with the investment policies and restrictions described in this Prospectus and the SAI.


    TABLE OF FEES AND EXPENSES...   3

    FINANCIAL HIGHLIGHTS.........   4

    INTRODUCTION.................   5

    INVESTMENT OBJECTIVE,
      POLICIES AND RISKS.........   5

    INVESTMENT RESTRICTIONS......  11

    YIELDS AND TOTAL RETURNS.....  12

    MANAGEMENT AND ADMINISTRATION OF THE TRUST...  12
    AADVANTAGE(R) MILES..........  15

    HOW TO PURCHASE SHARES.......  16

    HOW TO REDEEM SHARES.........  17

    VALUATION OF SHARES..........  19

    DIVIDENDS AND TAX MATTERS....  19

    GENERAL INFORMATION..........  20

    SHAREHOLDER COMMUNICATIONS...  21

PROSPECTUS

TABLE OF FEES AND EXPENSES

     Annual Operating Expenses (as a percentage of average net assets):

                                    MONEY
                                   MARKET
                                   MILEAGE
                                    FUND
Management Fees                     0.15%

12b-1 Fees                          0.20%(1)

Other Expenses                      0.74%
                                   -----

Total Operating Expenses            1.09%(2)
                                   -----
                                   -----

(1) Absent fee waivers, "12b-1 Fees" for the Fund would be 0.25%. The Trust anticipates that a portion of the "12b-1 Fees" charged for the current fiscal year will be used to pay for AAdvantage miles. See "AAdvantage Miles."
(2) "Total Operating Expenses" before fee waivers are estimated to be 1.14% for the Fund.

    The above expenses reflect the expenses of the Fund and the Portfolio. The Board believes that the aggregate per share expenses of the Fund and the Portfolio will be approximately equal to the expenses that the Fund would incur if its assets were invested directly in the type of securities held by the Portfolio.

EXAMPLE

    A Platinum Class investor in the Fund would directly or indirectly pay on a cumulative basis the following expenses on a $1,000 investment assuming a 5% annual return:

  1              3              5              10
 YEAR          YEARS          YEARS          YEARS

11               35             60             133

    The purpose of the table above is to assist a potential investor in understanding the various costs and expenses expected to be incurred directly or indirectly as a Platinum Class shareholder in the Fund. Additional information may be found under "Management and Administration of the Trust."

THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND PERFORMANCE MAY BE BETTER OR WORSE THAN THE 5% ANNUAL RETURN ASSUMED IN THE EXAMPLE.

                                                                      PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights in the following table have been derived from financial statements of the Trust. The information has been audited by Ernst & Young LLP, independent auditor. Such information should be read in conjunction with the financial statements and the report of the independent auditor appearing in the Annual Report of the Trust incorporated by reference in the SAI, which contains further information about performance of the Fund and can be obtained by investors without charge.

                           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                MONEY MARKET MILEAGE FUND
                              -------------------------------------------------------------
                                           PLATINUM CLASS                   MILEAGE CLASS
                              ----------------------------------------    -----------------
                                 YEAR ENDED           PERIOD ENDED
                              -----------------    -------------------       YEAR ENDED
                              OCTOBER 31, 1997     OCTOBER 31, 1996(1)    OCTOBER 31, 1996
                              -----------------    -------------------    -----------------
Net asset value, beginning
  of period                        $  1.00               $  1.00              $   1.00
                                   -------               -------              --------
Net investment income                 0.05                  0.03                  0.05
Less dividends from net
  investment income                  (0.05)                (0.03)               (0.05)
                                   -------               -------              --------
Net asset value, end of
  period                           $  1.00               $  1.00              $   1.00
                                   =======               =======              ========
Total return (annualized)             4.71%                 4.78%(2)              5.12%
                                   =======               =======              ========
Ratios/supplemental data:
  Net assets, end of period
    (in thousands)                 $49,184               $15,429              $106,709
  Ratios to average net
    assets
    (annualized)(3)(4):
    Expenses                          1.09%                 1.09%                 0.67%
    Net investment income             4.64%                 4.48%                 5.02%

(1) The Platinum Class of the Fund commenced active operations on January 29, 1996, and at that time the existing shares of the Fund were designated as Mileage Class shares.

(2) Total return for the Platinum Class for the period ended October 31, 1996, reflects Mileage Class returns from November 1, 1995 through January 27, 1996 and returns of the Platinum Class through October 31, 1996. Due to the different expense structures between the classes, total return would vary from the results shown had the Platinum Class been in operation for the entire year.

(3) The per share amounts reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Portfolio.

(4) Operating results exclude expenses reimbursed by the Manager. Had the Fund paid such fees, the ratio of expenses and net investment income to average net assets would have been 1.24% and 4.33%, respectively, for the period ended October 31, 1996 and 1.14% and 4.59%, respectively, for the year ended October 31, 1997 for the Platinum Class and 0.78% and 4.91%, respectively for the year ended October 31, 1996 and 0.74% and 4.95%, respectively, for the year ended October 31, 1997 for the Mileage Class.

PROSPECTUS

INTRODUCTION

     The Trust is an open-end, diversified management investment company, organized as a Massachusetts business trust on February 22, 1995. The Fund is a separate investment portfolio of the Trust. The Fund invests all of its investable assets in the Portfolio, which has an identical investment objective. The Fund is available only to individuals and certain grantor trusts. Qualified retirement plans (i.e., IRAs, Keogh, profit sharing plans) and institutional investors are not eligible to invest in the Fund. This Prospectus relates only to the Platinum Class. For further information about the other classes, or to obtain a prospectus free of charge, call (800) 934-4410 or write to 100 Wall Street, New York, NY 10005.

    Although each class of shares is designed to meet the needs of different categories of investors, both classes of the Fund share the same portfolio of investments and a common investment objective. See "Investment Objective, Policies and Risks." There is no guarantee that the Fund will achieve its investment objective. Based on its value, a share of the Fund, regardless of class, will receive a proportionate share of the investment income and the gains (or losses) earned (or incurred) by the Fund. It also will bear its proportionate share of expenses that are allocated to the Fund as a whole. However, certain expenses are allocated separately to each class of shares.

    The Manager provides the Fund and the Portfolio with investment advisory and administrative services. Investment decisions for the Portfolio are made by the Manager in accordance with the investment objective, policies and restrictions described in this Prospectus and in the SAI.

    Shares are sold without sales charge at the next share price calculated after an investment is received and accepted. Shares will be redeemed at the next share price calculated after receipt of a redemption order. See "How to Purchase Shares" and "How to Redeem Shares."

     Each shareholder in the Fund will receive American Airlines(R) AAdvantage(R) travel awards program ("AAdvantage") miles.((1)) AAdvantage miles will be posted monthly to each shareholder's AAdvantage account at an annual rate of one mile for every $10 invested in the Fund. See "AAdvantage Miles."

INVESTMENT OBJECTIVE, POLICIES AND RISKS

    The investment objective and policies of the Fund and the Portfolio are described below. Except as otherwise indicated, the investment policies of the Fund may be

---------------

(1) American Airlines and AAdvantage are registered trademarks of American Airlines, Inc.

                                                                      PROSPECTUS
changed at any time by the Board to the extent that such changes are consistent with the investment objective of the Fund. However, the Fund's investment objective may not be changed without a majority vote of the Fund's outstanding shares, which is defined as the lesser of (a) 67% of the shares of the Fund present or represented if the holders of more than 50% of the shares are present or represented at the shareholders' meeting, or (b) more than 50% of the shares of the Fund (hereinafter, "majority vote"). The Portfolio's investment objective may not be changed without a majority vote of the Portfolio's interest holders.

    The Fund has a fundamental investment policy which allows it to invest all of its investable assets in the Portfolio. All other fundamental investment policies and the non-fundamental investment policies of the Fund and the Portfolio are identical. Therefore, although the following discusses the investment policies of the Portfolio and the AMR Trust's Board of Trustees ("AMR Trust Board"), it applies equally to the Fund and the Board.

INVESTMENT OBJECTIVE -- The investment objective of the Fund is to seek current income, liquidity and the maintenance of a stable $1.00 price per share. The Fund seeks to achieve this objective by investing all of its investable assets in the Portfolio, which invests in high quality, U.S. dollar-denominated short-term obligations that have been determined by the Manager or the AMR Trust Board to present minimal credit risks. Portfolio investments are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"). See the SAI for an explanation of amortized cost. Obligations in which the Portfolio invests generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The average dollar-weighted portfolio maturity of the Portfolio will not exceed 90 days.

    The Portfolio may invest in obligations permitted to be purchased under Rule 2a-7 of the 1940 Act including, but not limited to, (1) obligations of the U.S. Government or its agencies or instrumentalities; (2) loan participation interests, medium-term notes, funding agreements and asset-backed securities;
(3) domestic, Yankeedollar and Eurodollar certificates of deposit, time deposits, bankers' acceptances, commercial paper, bank deposit notes and other promissory notes including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies; and (4) repurchase agreements involving the obligations listed above. The Portfolio will invest only in issuers or instruments that at the time of purchase (1) have received the highest short-term rating by two nationally recognized statistical rating organizations ("Rating Organizations") such as "A-1" by Standard & Poor's and "P-1" by Moody's Investor Services, Inc.; (2) are single rated and have received the highest short-term rating by a Rating Organization; or (3) are unrated, but are determined to be of comparable quality by the Manager pursuant to guidelines approved by the AMR Trust Board and

PROSPECTUS
subject to ratification by the AMR Trust Board. See the SAI for definitions of the foregoing instruments and rating systems. The Portfolio may invest in other investment companies.

    The Portfolio will invest more than 25% of its assets in obligations issued by the banking industry. However, for temporary defensive purposes during periods when the Manager believes that maintaining this concentration may be inconsistent with the best interests of shareholders, the Portfolio may not maintain this concentration.

    Investments in Eurodollar (U.S. dollar obligations issued outside the United States by domestic or foreign entities) and Yankeedollar (U.S. dollar obligations issued inside the United States by foreign entities) obligations involve additional risks. Most notably, there generally is less publicly available information about foreign issuers; there may be less governmental regulation and supervision; foreign issuers may use different accounting and financial standards; and the adoption of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

    Variable amount master demand notes in which the Portfolio may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and provide for periodic adjustments in the interest rate. Because master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. There is no secondary market for the notes; however, the period of time remaining until payment of principal and accrued interest can be recovered under a variable amount master demand note generally will not exceed seven days. To the extent this period is exceeded, the note in question would be considered illiquid. Issuers of variable amount master demand notes must satisfy the same criteria as set forth for other promissory notes (e.g. commercial paper). The Portfolio will invest in variable amount master demand notes only when such notes are determined by the Manager, pursuant to guidelines established by the AMR Trust Board, to be of comparable quality to rated issuers or instruments eligible for investment by the Portfolio. In determining average dollar-weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the interest rate or the period of time remaining until the principal amount can be recovered from the issuer on demand.

    The Portfolio also may engage in dollar rolls or purchase or sell securities on a "when-issued" or "forward commitment" basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities take place at a later date, normally one to two months

                                                                      PROSPECTUS
after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

OTHER INVESTMENT POLICIES -- In addition to the investment policies described previously, the Portfolio also may lend its securities, enter into fully collateralized repurchase agreements and invest in private placement offerings.

    SECURITIES LENDING. The Portfolio may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, securities of the U.S. Government and its agencies and instrumentalities and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Portfolio would exceed 33 1/3% of its total assets (including the market value of collateral received). The Portfolio continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Portfolio seeks to minimize this risk by making loans only to borrowers which are deemed to be of good financial standing and which have been approved by the AMR Trust Board. For purposes of complying with the Portfolio's investment policies and restrictions, collateral received in connection with securities loans will be deemed an asset of the Portfolio to the extent required by law. The Manager will receive compensation for administrative and oversight functions with respect to securities lending. The amount of such compensation will depend on the income generated by the loan of the Portfolio's securities. The SEC has granted exemptive relief that permits the Portfolio to invest cash collateral received from securities lending transactions in shares of one or more private investment companies managed by the Manager. Subject to receipt of exemptive relief from the SEC, the Portfolio also may invest cash collateral received from securities lending transactions in shares of one

PROSPECTUS
or more registered investment companies managed by the Manager. See the SAI for further information regarding loan transactions.

    REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which securities are acquired by the Portfolio from a securities dealer or bank subject to resale at an agreed upon price on a later date. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager attempts to minimize this risk by entering into repurchase agreements only with financial institutions which are deemed to be of good financial standing and which have been approved by the AMR Trust Board. See the SAI for more information regarding repurchase agreements.

    PRIVATE PLACEMENT OFFERINGS. Investments in private placement offerings are made in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the "1933 Act"), and resold to qualified institutional buyers under Rule 144A under the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Portfolio, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors such as the Portfolio through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity. The Portfolio will not invest more than 10% of its net assets in Section 4(2) securities and other illiquid securities unless the Manager determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the AMR Trust Board, that any Section 4(2) securities held by the Portfolio in excess of this level are at all times liquid.

    The AMR Trust Board and the Manager, pursuant to the guidelines approved by the AMR Trust Board, will carefully monitor the Portfolio's investments in
Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as: valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing the Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

BROKERAGE PRACTICES -- The Portfolio normally will not incur any brokerage commissions on its transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts and without a stated commission. The price of the obligation, however, usually includes a profit to the dealer. Obligations purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession

                                                                      PROSPECTUS
or discount. No commissions or discounts are paid when securities are purchased directly from an issuer.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO -- As previously described, investors should be aware that the Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which is a separate investment company. Since the Fund will invest only in the Portfolio, the Fund's shareholders will acquire only an indirect interest in the investments of the Portfolio.

    The Manager expects, although it cannot guarantee, that the Fund will achieve economies of scale by investing in the Portfolio. In addition to selling its interests to the Fund, the Portfolio sells its interests to other non-affiliated investment companies and/or other institutional investors. All institutional investors in the Portfolio pay a proportionate share of the Portfolio's expenses and invest in the Portfolio on the same terms and conditions. However, other investment companies investing all of their assets in the Portfolio are not required to sell their shares at the same public offering price as the Fund and are allowed to charge different sales commissions. Therefore, investors in the Fund may experience different returns from investors in another investment company that invests exclusively in the Portfolio.

    The Fund's investment in the Portfolio may be affected materially by the actions of large investors in the Portfolio, if any. For example, as with all open-end investment companies, if a large investor were to redeem its interest in the Portfolio, the Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, the Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in the Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could have effective voting control over the operation of the Portfolio. A material change in the Portfolio's fundamental objective, policies and restrictions, that is not approved by the shareholders of the Fund could require the Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. Should such a distribution occur, the Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Fund and could affect its liquidity adversely.

    The Portfolio's and the Fund's investment objectives and policies are described above. See "Investment Restrictions" for a description of their investment restrictions. The investment objective of the Fund can be changed only with shareholder approval. The approval of the Fund and of other investors in the Portfolio, if any, is not required to change the investment objective, policies or limitations of the Portfolio, unless otherwise specified. Written notice will be provided to shareholders of the Fund within

PROSPECTUS
thirty days prior to any changes in the Portfolio's investment objective. If the investment objective of the Portfolio changes and the shareholders of the Fund do not approve a parallel change in the Fund's investment objective, the Fund would seek an alternative investment vehicle or the Manager would actively manage the Fund.

    See "Management and Administration of the Trust" for a complete description of the investment management fee and other expenses associated with the Fund's investment in the Portfolio. This Prospectus and the SAI contain more detailed information about the Fund and the Portfolio, including information related to
(1) the investment objective, policies and restrictions of the Fund and the Portfolio, (2) the Board of Trustees and officers of the Trust and the AMR Trust, (3) brokerage practices, (4) the Fund's shares, including the rights and liabilities of its shareholders, (5) additional performance information, including the method used to calculate yield and total return, and (6) the determination of the value of the Fund's shares.

INVESTMENT RESTRICTIONS

    The following fundamental investment restrictions and the non-fundamental investment restriction are identical for the Fund and the Portfolio. Therefore, although the following discusses the investment restrictions of the Portfolio and the AMR Trust Board, it applies equally to the Fund and its Board. The following fundamental investment restrictions may be changed with respect to the Fund by the majority vote of the Fund's outstanding shares or with respect to the Portfolio by the majority vote of the Portfolio's interest holders. The Portfolio may not:

    - Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Portfolio's total assets. In addition, although not a fundamental investment restriction and therefore subject to change without shareholder vote, the Portfolio applies this restriction with respect to 100% of its assets.

    - Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry, provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (ii) municipalities and their agencies and authorities are not deemed to be industries; and (iii) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance will be considered separate industries). With respect to the Portfolio, this restriction does not apply to the banking industry.

                                                                      PROSPECTUS

    The following non-fundamental investment restriction may be changed with respect to the Fund by a vote of a majority of the Board or with respect to the Portfolio by a vote of a majority of the AMR Trust Board: the Portfolio may not invest more than 10% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.

    The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. See the SAI for other investment limitations.

YIELDS AND TOTAL RETURNS

     From time to time the Fund may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The current yield refers to the investment income generated over a seven calendar-day period (which period will be stated in the advertisement). This yield is then annualized by assuming the amount of investment income generated during that week is earned each week over a one-year period, and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the investment income earned is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. Total return quotations advertised by the Fund may reflect the average annual compounded (or aggregate compounded) rate of return during the designated time period based on a hypothetical initial investment and the redeemable value of that investment at the end of the period. The Fund will at times compare its performance to applicable published indices, and also may disclose its performance as ranked by certain ranking entities. See the SAI for more information about the calculation of yields and total returns.

MANAGEMENT AND ADMINISTRATION OF THE TRUST

FUND MANAGEMENT AGREEMENT -- The Trust's Board has general supervisory responsibility over the Trust's affairs. The Manager provides or oversees all administrative, investment advisory and portfolio management services for the Trust pursuant to a Management Agreement, dated October 1, 1995 as amended November 21, 1997. The AMR Trust and the Manager also entered into a Management Agreement dated, October 1, 1995, as amended July 25, 1997 which obligates the Manager to provide or oversee all administrative, investment advisory and portfolio management services for the AMR Trust. The Manager, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation ("AMR"), the

PROSPECTUS
parent company of American Airlines, Inc., and was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. The Manager serves as the sole investment adviser to the Portfolio. As of December 31, 1997, the Manager had assets under management totaling approximately $18.4 billion, including approximately $6.1 billion under active management and $12.3 billion as named fiduciary or fiduciary adviser. Of the total, approximately $14.2 billion of assets are related to AMR. American Airlines, Inc. is not responsible for investments made in the American AAdvantage Mileage Funds.

    The Manager provides the Trust and the AMR Trust with office space, office equipment and personnel necessary to manage and administer the Trust's operations. This includes complying with reporting requirements; corresponding with shareholders; maintaining internal bookkeeping, accounting and auditing services and records; and supervising the provision of services to the Trust by third parties. The Manager oversees the Portfolio's participation in securities lending activities and any actions taken by the securities lending agent in connection with those activities to ensure compliance with all applicable regulatory and investment guidelines. The Manager also develops the investment programs for the Portfolio.

    Except as otherwise provided below, the Manager bears the expense of providing the above services. As compensation for providing the Portfolio with advisory services, the Manager receives from the AMR Trust an annualized advisory fee that is calculated and accrued daily, equal to 0.15% of the net assets of the Portfolio. To the extent that the Fund invests all of its investable assets in the Portfolio, the Manager receives no advisory fee from the Trust. The Manager receives compensation in connection with securities lending activities. If the Portfolio lends its portfolio securities and receives cash collateral from the borrower, the Manager may receive up to 25% of the net annual interest income (the gross interest earned by the investment less the amount paid to the borrower as well as related expenses) received from the investment of such cash. If a borrower posts collateral other than cash, the borrower will pay to the lender a loan fee. The Manager may receive up to 25% of the loan fees posted by borrowers. Currently, the Manager receives 10% of the net annual interest income from the investment of cash collateral or 10% of the loan fees posted by borrowers. The fees received by the Manager from the AMR Trust are payable quarterly in arrears. In addition, the Manager is compensated through the Administrative Services Agreement as described below for other services provided.

    Each Management Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the applicable Board including the affirmative votes of a majority of the Trustees of each Board who are not parties to the Management Agreement or "interested persons" as defined in the 1940 Act of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval, or by the vote of the Fund's shareholders or the Portfolio's interest holders. A Management Agreement may be terminated with respect to the Fund or the Portfolio at any time, without penalty, by a majority vote of

                                                                      PROSPECTUS
outstanding Fund shares or Portfolio interests on sixty (60) days' written notice to the Manager, or by the Manager, on sixty (60) days' written notice to the Trust or the AMR Trust. A Management Agreement will automatically terminate in the event of its "assignment" as defined in the 1940 Act.

    The Trust is responsible for expenses not otherwise assumed by the Manager, including the following expenses: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of the Fund's tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Fund's existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Independent Trustees; insurance and fidelity bond premiums; fees paid to consultants providing reports regarding the adherence by investment advisers to the investment style of the Portfolio and any extraordinary expenses of a nonrecurring nature.

    A majority of the Independent Trustees of each Board has adopted written procedures reasonably appropriate to deal with potential conflicts of interest between the Trust and the AMR Trust, including creating a separate Board of Trustees of the AMR Trust.

ADMINISTRATIVE SERVICES PLAN -- The Manager has entered into an Administrative Services Plan with the Trust which obligates the Manager to provide the Platinum Class with administrative services either directly or through the various broker-dealers that offer Platinum Class shares. These services include, but are not limited to, the payment of fees for record maintenance, forwarding shareholder communications to the shareholders and aggregating and processing orders for the purchase and redemption of Platinum Class shares. As compensation for these services, the Manager receives an annualized fee of up to 0.50% and 0.55% of the net assets of the Platinum Class of the Fund. The fee is payable quarterly in arrears.

DISTRIBUTION PLAN -- The Trust has adopted a Platinum Class distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which will continue in effect so long as approved at least annually by a majority of the Board's Trustees, including the affirmative votes of a majority of the Independent Trustees of the Board, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders of the Platinum Class. The Plan may be terminated with respect to a particular Platinum Class at any time, without payment of any penalty, by a vote of a majority of the Independent Trustees of the Board or by a vote of a majority of the outstanding voting securities of that class.

    The Plan provides that the Platinum Class will pay 0.25% per annum of its average daily net assets to the Manager (or another entity approved by the applicable Board) for distribution-related services. The fee will be payable quarterly in arrears

PROSPECTUS
without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular quarter by the entity for the services provided pursuant to the Plan. The Plan authorizes the Manager, or any other entity approved by the Board, to spend Rule 12b-1 fees on any activities or expenses intended to result in the sale or servicing of Platinum Class shares including but not limited to, advertising, expenses of various broker-dealers relating to selling efforts, transfer agency fees and the preparation and distribution of advertising material and sales literature. In addition, the Plan authorizes expenses incurred in connection with participation in the AAdvantage program.

ALLOCATION OF FUND EXPENSES -- Expenses of the Fund generally are allocated equally among the shares of the Fund, regardless of class. However, certain expenses approved by the Board will be allocated solely to the class to which they relate.

PRINCIPAL UNDERWRITER -- BROKERS TRANSACTION SERVICES, INC. ("BTS"), 7001 Preston Road, Dallas, Texas, 75205 serves as the principal underwriter of the Trust.

CUSTODIAN AND TRANSFER AGENT -- STATE STREET BANK & TRUST COMPANY, Boston, Massachusetts, serves as custodian for the Portfolio and the Fund and as transfer agent for the Platinum Class.

INDEPENDENT AUDITOR -- The independent auditor for the Fund and the AMR Trust is ERNST & YOUNG LLP, Dallas, Texas.

AADVANTAGE(R) MILES

     The AAdvantage program offers the opportunity to obtain free upgrades and travel awards on American Airlines and AAdvantage airline participants, as well as upgrades and discounts on car rentals and hotel accommodations.
For more information about the AAdvantage program, call American Airlines at
(800) 433-7300.

     AAdvantage miles will be posted monthly in arrears to each shareholder's AAdvantage account based on the shareholder's average daily account balance during the previous month. Miles are posted at an annual rate of one mile per $10 maintained in the Fund. Mileage is calculated on the average daily balance and posted monthly. The average daily balance is calculated by adding each day's balance and dividing by the number of days in the month. For example, the average daily balance on a $50,000 account funded on the 16th day of a month having 30 days (and maintained at that balance through the end of the month) would be $25,000. Mileage received for that month would be 208 miles. If the same balance were maintained through the next month, the average daily balance would be $50,000, and the mileage would be 417

                                                                      PROSPECTUS
miles that month and every month the $50,000 investment was maintained in the Fund. These miles appear on subsequent AAdvantage program statements.

     In the case of trust accounts, AAdvantage miles will be posted only in a trustee's individual name, and not in the name of the trust account. Before investing in the Fund, trustees of the trust accounts should consult their own legal and tax advisers as to the tax effect of this arrangement and whether this arrangement is consistent with their legal duties as trustees. American Airlines has informed the Fund that in administering an AAdvantage member's AAdvantage account, it shall not be required to distinguish between AAdvantage miles accumulated by the individual in his/her capacity as trustee to a trust account from AAdvantage miles accumulated in an individual capacity or from other sources.

     The Manager reserves the right to discontinue the posting of AAdvantage miles or to change the mileage calculation at any time upon notice to shareholders. See also "Dividends and Tax Matters."

     American Airlines may find it necessary to change AAdvantage program rules, regulations, travel awards and special offers at any time. This means that American Airlines may initiate changes impacting, for example, participant affiliations, rules for earning mileage credit, mileage levels and rules for the use of travel awards, continued availability of travel awards, blackout dates and limited seating for travel awards, and the features of special offers. American Airlines reserves the right to end the AAdvantage program with six months' notice. AAdvantage travel awards, mileage accrual and special offers are subject to governmental regulations.

HOW TO PURCHASE SHARES

    Orders for purchase of Platinum Class shares received by wire transfer in the form of federal funds will be effected at the next determined net asset value. Shares are offered and orders are accepted until 3:00 p.m. Eastern time, or the close of the Exchange (whichever comes first) Monday through Friday, excluding the following business holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day ("Business Day"). These purchases will receive that day's dividend. Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 3:00 p.m. Eastern time on the next Business Day following receipt and such shares will receive the dividend for the Business Day following the day the purchase is effected. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected from such check before shares will be purchased. The Trust reserves the right to reject any order for the purchase of shares and to limit or suspend, without prior notice, the offering of shares.

PROSPECTUS

    Free credit balances arising from check deposits, dividend payments, interest payments and other credits will be swept into the Fund on the business day after posting. Free credit balances arising from the sale of securities will be swept into the Fund on the business day following settlement. Amounts swept into the Fund start earning dividends on the business day on which they are swept into the Fund.

    Firms provide varying arrangements for their clients with respect to the purchase and redemption of Platinum Class shares and the confirmation thereof and may arrange with their clients for other investment or administrative services. Such firms are responsible for the prompt transmission of purchase and redemption orders. Some firms may establish higher or lower minimum investment requirements than set forth above. Such firms may independently establish and charge additional amounts to their clients for their services, which charges would reduce their clients' yield or return. Firms also may hold Platinum Class shares in nominee or street name as agent for and on behalf of their clients. In such instances, the transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Manager for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing or a debit card) may not be available through such firms or may only be available subject to certain conditions or limitations. Some firms may participate in a program allowing them access to their clients' accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursements of cash dividends.

HOW TO REDEEM SHARES

    Shareholders should contact the firm through which their shares were purchased for redemption instructions. Shares of the Fund may be redeemed by telephone, by writing a check, by pre-authorized automatic redemption or by mail on any Business Day. Shares will be redeemed at the net asset value next calculated after the Fund has received and accepted the redemption request. Proceeds from a redemption of shares purchased by check or pre-authorized automatic purchase may be withheld until the funds have cleared, which may take up to 15 days. Although the Fund intends to redeem shares in cash, the Fund reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the Portfolio. See the SAI for further information concerning redemptions in kind.

    Automatic redemption has been instituted for participants invested in the Fund. A sufficient number of shares will be redeemed on settlement date to pay for all securities

                                                                      PROSPECTUS
transactions. If a shareholder intends to send funds to settle securities transactions, the funds must be received on the business day before the settlement date to prevent an automatic redemption.

    Firms may charge a fee for wire redemptions to cover transaction costs. Redemption proceeds will generally be sent within one Business Day, as applicable. However, if making immediate payment could affect the Fund adversely, it may take up to seven days to send payment.

    To ensure acceptance of a redemption request, be sure to adhere to the following procedures.

REDEEMING BY CHECK -- Upon request, shareholders will be provided with drafts to be drawn on the shareholder's Fund account ("Redemption Checks"). When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed at the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until the Fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an account application which is available from the Fund or firm through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. The Fund reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of the Fund. In addition, firms may impose minimum balance requirements in order to obtain this feature. Firms also may impose fees on investors for this privilege or, if approved by the Fund, establish variations on minimum check amounts.

    Any change in the signature authorization must be made by written notice to the firm. Shares purchased by check or through an Automated Clearing House ("ACH") transaction may not be redeemed by Redemption Check until the shares have been on the Fund's books for at least 15 days. The Fund reserves the right to terminate or modify this privilege at any time.

    The Fund may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired.

PRE-AUTHORIZED AUTOMATIC REDEMPTIONS -- Shareholders purchasing through some firms can arrange to have a pre-authorized amount ($100 or more) redeemed from their shareholder account and automatically deposited into a bank account on one or more specified day(s) of each month. For more information regarding pre-authorized automatic redemptions, contact your firm.

PROSPECTUS

FULL REDEMPTIONS -- Unpaid dividends credited to an account up to the date of redemption of all shares of the Fund generally will be paid at the time of redemption.

VALUATION OF SHARES

    The net asset value of each share (share price) of the Fund is determined as of the close of the Exchange, generally 4:00 p.m. Eastern time, on each Business Day. The net asset value of the Fund will be determined based on a pro rata allocation of the Portfolio's investment income, expenses and total capital gains and losses. The allocation will be based on comparative net asset value at the beginning of the day except for expenses related solely to one class of shares ("Class Expenses") which will be borne only by the appropriate class of shares. Because of Class Expenses, the net income attributable to and the dividends payable may be different for each class of shares.

    Obligations held by the Portfolio are valued in accordance with the amortized cost method, which is designed to enable the Portfolio and the Fund to maintain a consistent $1.00 per share net asset value. The amortized cost method is described in the SAI.

DIVIDENDS AND TAX MATTERS

    All of the Fund's net investment income and net short-term capital gain, if any, generally will be declared as dividends on each Business Day immediately prior to the determination of the net asset value. Dividends generally are paid on the first day of the following month. The Fund's net investment income attributable to the Platinum Class consists of that class' pro rata share of the Fund's share of interest accrued and discount earned on the Portfolio's securities, less amortization of premium, and the estimated expenses of both the Portfolio and the Fund attributable to the Platinum Class. The Portfolio does not expect to realize net capital gain, therefore the Fund does not foresee paying any capital gain distributions. If the Fund (either directly or indirectly through the Portfolio) incurred or anticipated any unusual expenses, loss or depreciation that would adversely affect its net asset value or income for a particular period, the Board would at that time consider whether to adhere to the dividend policy described above or to revise it in the light of the then prevailing circumstances.

    Unless a shareholder elects otherwise on the account application, all dividends on the Fund's shares will be automatically paid in additional Platinum Class shares of the Fund. However, a shareholder may choose to have dividends paid in cash. An election may be changed at any time by delivering written notice to your firm at least ten days prior to the payment date for a dividend.

                                                                      PROSPECTUS

    The Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended. In each taxable year that the Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (generally, taxable net investment income plus any net short-term capital gain) that it distributed to its shareholders. However, the Fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all of its ordinary income for that calendar year and its net capital gain for the one-year period ending on October 31 of that year, plus certain other amounts. For these and other purposes, dividends declared by the Fund in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. The Portfolio has received a ruling from the Internal Revenue Service that it is classified for federal income tax purposes as a partnership; accordingly, the Portfolio is not subject to federal income tax.

    Dividends from the Fund's investment company taxable income are taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or paid in additional Platinum Class shares. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible.

    The Fund notifies its shareholders following the end of each calendar year of the amounts of dividends paid (or deemed paid) that year. The Fund is required to withhold 31% of all taxable dividends payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number or who otherwise are subject to back-up withholding.

    The foregoing is only a summary of some of the important tax considerations generally affecting the Fund and its shareholders. Prospective investors are urged to consult their own tax advisers regarding specific questions as to the effect of federal, state or local income taxes on any investment in the Trust or any tax consequences as a result of the receipt of AAdvantage miles. For further tax information, see the SAI.

GENERAL INFORMATION

    The Trust currently is comprised of nine separate investment portfolios. The Fund is comprised of two classes of shares. Shares of the Fund can be issued in an unlimited number. Each share represents an equal proportionate beneficial interest in the Fund and is entitled to one vote. Only shares of a particular class may vote on matters affecting that class. Only shares of a particular Fund may vote on matters

PROSPECTUS
affecting that Fund. All shares of a Trust vote on matters affecting that Trust as a whole. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares of the Trust are nontransferable.

    On most issues subjected to a vote of the Portfolio's interest holders, as required by the 1940 Act, the Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by the Fund's shareholders. Because the Portfolio interest holder's votes are proportionate to its percentage interests in the Portfolio, one or more other Portfolio investors could, in certain instances, approve an action against which a majority of the outstanding voting securities of the Fund had voted. This could result in the Fund's redeeming its investment in the Portfolio, which could result in increased expenses for the Fund. Whenever the shareholders of the Fund are called to vote on matters related to the Portfolio, the Board shall vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. Any information received from the Portfolio in the Portfolio's report to shareholders will be provided to the shareholders of the Fund.

    As a Massachusetts business trust, the Trust is not obligated to conduct annual shareholder meetings. However, the Trust will hold special shareholder meetings whenever required to do so under the federal securities laws or its Declaration of Trust or By-Laws. Trustees can be removed by a shareholder vote at special shareholder meetings.

    The Manager has taken steps that it believes are reasonably designed to address the potential failure of computer programs used by the Manager and the Fund's service providers to address the Year 2000 issue. There can be no assurance that these steps will be sufficient to avoid any adverse impact.

SHAREHOLDER COMMUNICATIONS

    Shareholders will receive periodic reports, including annual and semi-annual reports, which will include financial statements showing the results of the Fund's operations and other information. The financial statements of the Fund and the AMR Trust will be audited by Ernst & Young LLP, independent auditor, at least annually. Shareholder inquiries and requests for information regarding the other investment companies which also invest in the AMR Trust should be made by contacting your firm or by calling (800) 388-3344 or by writing to the Funds at P.O. Box 619003, MD 5645, Dallas/Fort Worth Airport, Texas 75261-9003.

                                                                      PROSPECTUS

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN SALES LITERATURE SPECIFICALLY APPROVED BY OFFICERS OF THE TRUST FOR USE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

American AAdvantage Mileage Funds is a registered service mark of AMR Corporation. Platinum Class and American AAdvantage Money Market Mileage Fund are service marks of AMR Investment Services, Inc.

PROSPECTUS

                                  -- NOTES --

                             [AMR AADV FUNDS LOGO]

                               Available through

                       [WATERHOUSE SECURITIES, INC. LOGO]

                     Member New York Stock Exchange - SIPC
          National Headquarters - 100 Wall Street - New York, NY 10005
                          Over 150 Branches Nationwide

                                 1-800-934-4410

PTJW-PRO-0398